EXHIBIT 99.1

Annual Management Review June 2, 2005

Agenda Topic Presenter Introduction. . . . . . . . . . . . . . . . . . . Chuck Davidson Finance. . . . . . . . . . . . . . . . . . . . . . . Chris Tong Exploration. . . . . . . . . . . . . . . . . . . . Susan Cunningham Break North America . . . . . . . . . . . . . . . . . Dave Stover International. . . . . . . . . . . . . . . . . . . Alan Bullington Summary. . . . . . . . . . . . . . . . . . . . . Chuck Davidson Q&A Session Lunch

Forward-looking Statement This presentation/communication may include projections and other "forward-looking statements" within the meaning of the federal securities laws. Any such projections or statements reflect Noble Energy's current views about future events and financial performance. No assurances can be given that such events or performance will occur as projected, and actual results may differ materially from those projected. Risks, uncertainties and assumptions that could cause actual results to differ materially from those projected include, without limitation, the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, the ability to replace reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, government regulation or other action, the ability of management to execute its plans to meet its goals and other risks inherent in Noble Energy's business that are detailed in its Securities and Exchange Commission filings. In addition, in connection with the recent merger of Patina Oil & Gas Corporation into a subsidiary of Noble Energy, additional risks, uncertainties and assumptions include the possibility that problems may arise in successfully integrating the businesses of the two companies and the possibility that the combined company may be unable to achieve cost-cutting synergies. Noble Energy assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law. This presentation also contains certain forward-looking non-GAAP measures of financial performance that management believes are good tools for internal use and the investment community in evaluating the company's overall financial performance. These non-GAAP measures are broadly used to value and compare companies in the crude oil and natural gas industry. This presentation contains forward- looking non-GAAP financial measures identified as discretionary cash flow and discretionary cash flow per share (utilizing current shares outstanding). The GAAP measure most comparable to discretionary cash flow is net cash provided by operating activities (net operating cash). Net operating cash is not accessible on a forward-looking basis and reconciling information is not available without unreasonable effort. The reconciling information that is unavailable would include a forward-looking balance sheet prepared in accordance with GAAP. The probable significance of having a forward-looking GAAP balance sheet is estimated to be a variance of plus or minus 10 percent of the forward-looking discretionary cash flow in this presentation. For additional information - website www.nobleenergyinc.com

Chuck Davidson

A Complex Environment for Energy Producers Basin Maturity in U.S. Continues to Drive Strategy Industry Consolidation Focus on Returns International Expansion Service Costs Increasing Natural Gas Evolving as a Global Commodity Growing World Economy Strong Commodity Prices and Increased Volatility Concerns Over Resource Constraints Growing Rapidly

Positioned for Accelerated Value Creation Patina Brings a Vitally Important Dimension to Noble Energy We Are Well-Prepared to Execute the Combined Program There is Even Greater Confidence in Both Production Growth and Relative Cost Improvement Delivery of Strategic Objectives Has Been Significantly Accelerated

A Modified Strategy for the New Noble Energy North American A&D Now Focused on Tactical Portfolio Additions Exploration Focused on Delivering More Significant Resources Enables International To Add Several New Ventures & Opportunities While Maintaining Balance and Risk Allows Lengthened Planning Horizon As Near-term Becomes More Certain

....But The Basic Strategy Elements Remain Aggressively Drive Organic Growth Programs Leverage Unique Expertise (North America & Int'l) Remain Vigilant in Reducing Costs Remain Opportunistic Retain Investment Discipline Maintain Financial Strength That Can Weather the Cycles

Multiple Projects Driving Growth Agenda

2005

- 3Q – Swordfish Deepwater Startup
- 3Q – EG Phase 2B Startup
- 4Q – Natural Gas Sales Begin to IEC Plant in Tel Aviv, Israel
- 4Q – Natural Gas Sales Ramp-up from Niobrara Infill
- 3Q/4Q – Natural Gas Sales Ramp-up from Buffalo Wallow Infill

2006

- Full Year's Production from EG 2A / 2B
- 2Q – Lorien Deepwater Startup
- 2Q – Natural Gas Sales Begin to IEC Plant in Hagit, Israel
- 3Q – Ticonderoga Deepwater Startup
- Continuation of Wattenberg & Granite Wash Programs

2007

- Continued Natural Gas Sales Growth in Israel (Dorad / AIPM / Delek / IEC)
- Dumbarton North Sea Startup
- Cheng Dao Xi Redevelopment Startup in China
- Further Unconventional Wattenberg Five Spot Drilling

2008

- Begin Alba Natural Gas Sales to LNGCo
- Combined Cycle / Third Train Startup at Machala Power

noble energy

9

All the Pieces are In Place to Deliver Long-term Value Solid Growth Platform Cost Management Financial Flexibility GOM Down to 19 Percent of Production International Projects On Stream Deepwater Adding Production Patina Provides Balance / Stability Value Best Quartile Unit Costs Substantial Free Cash Flow

A Solid Platform for Growth More Stable, Longer-lived Production GOM INTERNATIONAL ONSHORE Pie Chart 63 8 29 GOM 63% 1998 International 8% Onshore 29% GOM INTERNATIONAL ONSHORE Pie Chart 19 32 49 GOM 19% 1Q05 Pro Forma International 32% Onshore 49%

A Solid Platform for Growth A More Balanced Reserve Base 1998 2004 Noble 2004 Noble Pro Forma US 222.8 141.7 412.1 International 100.3 382.9 382.9 69% 31% 27% 73% 52% 48% 1998 323 MMBoe 2004 NBL 525 MMBoe 2004 NBL Pro Forma 795 MMBoe US International MMBoe

Industry Leading Margins Top Quartile Performance [1] [2] [3] Total Unit Cost Decline 2003 2004 2005E NBL 15.54 14.7 13.99 Peer Avg. 14.23 16.42 16.77 [1] NBL Rank 13 of 17 [2] NBL Rank 5 of 17 [3] NBL Rank 2 of 16 Note: Total cost includes LOE, production tax, transportation, and DD&A. NBL Peer Average

A Five-year Plan Completed in Two Years Major International Assets Online In Progress Done Financial Flexibility In Progress Done Strategic Acquisition In Progress Done Manage Down Unit Costs In Progress Done Increase Cash Flow In Progress Done May 2003 June 2005 Status

Chris Tong Financial Review

NBL Post-merger 5/16/05 Noble Energy Profile A Large-cap E&P Company Ticker Symbol NBL NBL Shares Outstanding (millions) Basic 59.1 86.9 Diluted 60.1 89.5 Market Capitalization (billions) $4.0 $5.8 Long-term Debt (millions) $815.3 $2,620 Long-term Debt Rating Baa2/BBB Baa2/BBB- Proved Reserves (as of 12/31/04) 525 MMBoe 795 MMBoe Production (1Q05 Pro Forma) 105 MBoepd 160 MBoepd NBL Pre-merger 3/31/05

Noble Energy Profile Per Share Metrics [1] Annual Production (Boe) 0.65 0.67 Reserves (Boe) 8.9 9.1 Discretionary Cash Flow [3] $3.78 $3.91 [2] Earnings $1.86 $1.92 [2] NBL As of 3/31/05 Pro Forma 3/31/05 [1] Basic shares. [2] Excludes POG hedges. [3] Non-GAAP measure, see appendix.

Financial Strategy Active Management of Capital Structure Maintain Investment Grade Rating Optimize Balance Between Debt and Equity Maintain Financial Capacity to Pursue New Opportunities Balanced Portfolio of North American and International Resources

Major Projects Generating Substantial Returns Deepwater 1.5 - 2.5 Lorien, Swordfish, Ticonderoga Equatorial Guinea Phase 2A [1] 2.0 - 2.5 Methanol [2] 3.0 - 3.5 Phase 1 [2] 1.5 - 2.0 Total EG [2] 3.0 - 3.5 Israel [3] 3.0 - 3.5 China [2] 2.0 - 2.5 Payout (Years) [1] Based on a 4Q04 and 1Q05 EBITDAX [2] Based on trailing four quarters EBITDAX [3] Based on project economics

Controlling Costs Can Yield Differential Returns DD&A 2003 2004 2005E 2006E Peers 7.6 8.68 9 Noble 9.2 7.92 7.75 8.75 2003 2004 2005E 2006E Peers 6.63 7.74 7.77 Noble 5.22 5.59 5.35 5.13 LOE and SG&A 7.60 9.20 8.68 7.92 9.00 7.50 - 8.00 8.50 - 9.00 6.63 5.22 7.74 5.59 7.77 5.10 - 5.60 4.90 - 5.35 [1] Peer data based on third party report. Peers [1] Peers [1] F&D Costs 2004 5-Yr. Average Peers 12.09 8.2 Noble 5.7 7.32 Peers [1]

Financial Review International Projects Drive Differential Growth [1] Continuing Operations Proforma NBL w/P06 FY02 FY03 FY04 1Q04 1Q05 Domestic 20.5 113.5 294.4 81.1 80.7 Equatorial Guinea 39.3 86.1 165.6 35.1 60.1 Israel 32.1 10.5 North Sea 37.4 43.3 70.3 18.7 19.7 Other International -16.9 -15 41.7 12.9 22.3 Corporate and Other -52.4 -86.2 -88.1 -19 -18.7 Totals 27.9 141.7 516 128.8 174.6 FY04 FY03 FY02 North America Equatorial Guinea Israel North Sea Other International Corporate and Other $27.9 $141.7 $516.0 $MM Operating Income [1] NBL Peers Domestic 3.29 1.36 % Peers NBL 329% 136% Compound Growth 2002 - 2004

2002 2003 2004 1Q04 1Q05 Domestic 476.8 638.9 808.9 204.9 223.5 Financial Review Dramatic Increase In Discretionary Cash Flow [1] [1] Non-GAAP measure, see appendix. 1Q05 FY04 FY03 FY02 1Q04 $476.8 $638.9 $808.9 $204.9 $223.5 $MM Discretionary Cash Flow Annual Compounded Growth Rate - 30%

Financial Review Long-term Debt Revolving Credit Facility $ 1,825 $ 20 $ 85 5.25% Senior Notes, Due 2014 200 200 200 7.25% Notes, Due 2023 100 100 100 8.00% Notes, Due 2027 250 250 250 7.25% Notes, Due 2097 100 100 100 Israel Bank Notes, Due 2009 150 150 150 Less: Unamortized Discount (5) (5) (5) $ 2,620 $ 815 $ 880 Pro Forma NBL w/ POG NBL FY04 (in millions) 1Q05

Financial And Operating Guidance Production MBoepd 200 - 210 ~150 106 91 Exploration Expense (MM) $175 - $190 $155 - $170 $117 $149 SG&A/Boe $1.20 - $1.35 $1.45 - $1.65 $1.52 $1.56 LOE/Boe $3.70 - $4.00 $3.65 - $3.95 $4.10 $3.66 DD&A/Boe $8.50 - $9.00 $7.50 - $8.00 $7.92 $8.59 2006 2005 Combined 2004 2003 Guidance Guidance [1] Actual Actual [1] Assumes effective merger date of June 1, 2005.

First Call Cash Flow Maintenance Capex Maintenance Capex Growth Capital Growth Capital Free Cash NBL 1002 1500 1150 975 590 440 0 540 350 175 385 150 440 Capital Efficiency and Capital Discipline Mean Substantial Free Cash Flow Consensus Cash Flow 2005 Maintenance Capex Maintenance Capex Growth Capital Growth Capital Free Cash POG NBL NBL and POG

Capital Expenditures Reflect A More Balanced Company with More Opportunities GOM Deepwater GOM Shelf International Onshore Corp/Other Pie Chart 6.1 16.5 59.1 17.3 1.1 GOM Deepwater 6% Onshore 17% GOM Shelf 17% International 59% 2003 NBL Only $545MM [1] Estimated reported capital expenditures based on a June 1, 2005 effective merger date. GOM Deepwater GOM Shelf International Patina Onshore Corp/Other Pie Chart 26 8 22 23 19 2 GOM Shelf 8% GOM Deepwater 26% NBL Onshore 19% POG Onshore 23% International 22% 2005(E) [1] $940MM

Double-digit Production Growth 2002 2003 2004 2005(E) 2006(E) 2007 Existing E&P Programs 86 91 106 150 205 205 Discontinued Operations 13 10 1 China / Israel / EG 2A & 2B 33 Growth From Free Cash Flow 35 35 MBoepd 200-210 Continuing Operations Discontinued Operations ~ 150 107 101 99

Declining Debt-to-Book Capital 2002 2003 2004 1Q05 Target 51 46 30 35 33 8 5 38 40 $/Boe 30% Net Debt 35% Net Debt 30 - 35% 40% 38% 46% 51%

A Dramatically Different, Significantly Improved Company Producing Differential Returns Operating Income Growth Major Project Returns Generating Substantial Free Cash Flow [1] Near Term Focus is Debt Reduction A Balanced Portfolio of Assets and Opportunities [1] Non-GAAP measure, see appendix.

Susan Cunningham Exploration

2004 Exploration Activity UK/North Sea Focus Deepwater Focus Gulf Coast Argentina West Africa Inventory Growth

Exploration Efficiency Continues to Improve 2001 2002 2003 2004 Disc. Resources (Percentage of Predicted) 15 30 68 90 Discovered Resources (Percentage of Predicted) 15% 30% 68% 90%

Capital Efficiency of Exploration 2001 2002 2003 2004 Success Rate 42 44 52 51 Finding Costs 9.96 19 3.93 4.42

2005 Exploration Activity UK/North Sea Focus Deepwater Focus Gulf Coast West Africa Block 'O', Inventory Growth Focus Unconventional International New Ventures

Exploration 2005 Capital - Post Patina Merger Onshore 15% Exploratory Drilling & Completions 65% Lease Bonus/Other 22% Seismic 13% GOM Deepwater Shelf International Onshore Corporate Pie Chart 23 12 12 38 15 Deepwater 23% Shelf 12% International 12% Onshore 38% Corporate 15% (New Ventures) $225 - $245MM

Exploration Approach Portfolio Management Invest and Drill the Best for Company Growth Balance Company Growth Needs Centralized Highgrading Maintain Discipline 'Through the Good Times' Consistent Risk and Resource Analysis and Assessment Consistent Economic Evaluation Rigorous Post-mortems Continual Learnings and Improvement

Risk Analysis Process 1. Prospect Identified 5. Prospect Technically Mature REJECT DRILL WORTHY Drop Drill 3. Peer Review Meeting 2. Probabilistic Risk and Resources Calculated with Standard Software Salt Reward Size (Barrels, ROR, or PV) 4. Compare to Portfolio Probability of Success Efficient Frontier This Area Intentionally Left Blank

2004 Exploration Portfolio 49 - 54 Percent Success Rate 0.01 0.1 1 10 100 0 50 100 Net Mean Resources (MMBOE) Probability of Success (%) Short-term Production Replacement <1 Year Time-frame to Production Good Predictability Drilled 26 Wells Modest Growth 1-3 Year Time-frame to Production Drilled 11 Wells Company-makers >3 Year Time-frame to Production Drilled 1 Well, Dry Hole

2004 Exploration Portfolio 49 - 54 Percent Success Rate 0 50 100 Probability of Success (%) Production Replacement Duval Co. & Aspect (Gulf Coast) 65% Success Rate Modest Growth Ticonderoga (DW) Donan / Dumbarton (UK) 18 - 36% Success Rate Long-term Growth Inventory Growth (West Africa) New Ventures This Area Intentionally Left Blank 0.01 0.1 1 10 100 Net Mean Resources (MMBOE)

Exploration Focus for 2005 Portfolio Shifting to Greater Growth Increase Depth and Quality of 'Growth' Inventory Continue Performance Improvement Continue to Improve Technical and Economic Quality Decisions West Africa and Deepwater Programs Key Long-term Growth Opportunities Focus on International New Ventures Integrate Patina Capabilities and Opportunities Into Portfolio

2005 Exploration Portfolio Pe Vs. Mean Gross Resources 0.10 1 10 100 1000 0 10 20 30 40 50 60 70 80 90 Pe (%) Gross Mean Resources (MMboe)

2005 Exploration Portfolio Pe Vs. Mean Gross Resources 0.10 1 10 100 1000 0 10 20 30 40 50 60 70 80 90 Pe (%) Gross Mean Resources (MMboe) Production Replacement Duval Co. (Gulf Coast) Aspect (Gulf Coast)

2005 Exploration Portfolio Pe Vs. Mean Gross Resources 0.10 1 10 100 1000 0 10 20 30 40 50 60 70 80 90 Pe (%) Gross Mean Resources (MMboe) Modest Growth Tomcat (Deep Shelf) This Area Intentionally Left Blank

2005 Exploration Portfolio Pe Vs. Mean Gross Resources 0.10 1 10 100 1000 0 10 20 30 40 50 60 70 80 90 Pe (%) Gross Mean Resources (MMboe) Large Growth S. Lake Arthur (Deep Gulf Coast)

2005 Exploration Portfolio Pe Vs. Mean Gross Resources 0.10 1 10 100 1000 0 10 20 30 40 50 60 70 80 90 Pe (%) Gross Mean Resources (MMboe) Long-term Growth Belinda (Equatorial Guinea) This Area Intentionally Left Blank

Deep Gulf Coast Basin Areas of Focus - 2005 Drilling Candidates Prospects Development Core Focus Area LA MS AL New Orleans Baton Rouge Lafayette Biloxi Jackson

Click to add text South Lake Arthur Vermilion Parish, Louisiana Deep Gulf Coast Growth Objective: Basal Miogyp, Marg Tex Depth: 20,000 ft. DHC: $14.1MM CWC: $19.1MM Pe: 40% NBL WI: 60% Resources P75 - P25: 45 - 275 Bcfe LOUISIANA Marg Tex Structure Laurents #1 Fisher #1 Spud May 1, 2005 Deeper Pool Under 800 BCF Miogyp Field Multi-well Potential Long-life Production High Production Rates Large Reserve Potential

Mobile Bay 943/987 - Tomcat Deep Shelf - James Line WD: 48 ft. NBL WI: 100% OP PTVD: 15,700 ft. DHC: $3.8MM P75- P25: 28 - 94 Bcfe Pg: 36% H Knowles Lime Lower James Porosity Lower James Porosity Loc A A' MO 987 MO 943 MO 942 CA 1 CA 3 State CA 1 Lower James Porosity MO 943 #1 A' A Updip Limit LJ Porosity This Area Intentionally Left Blank This Area Intentionally Left Blank

Deepwater Exploration Portfolio Providing High-impact Long-term Growth Slam Deep MC 849+ [1]

Green Canyon 767 - Conquest Deepwater Growth WD: 4,600 ft. NBL WI: 50%, KMG 50% Op. PTVD 14,100 ft. / Well Cost: $13.6MM P75 - P25: 6 - 45 MMBoe Pg: 30% Pe: 24% Key Risk: Closure Subsea Tie-Back to Ticonderoga or Constitution Amp 6 Amp 7 Ticonderoga-1 A A' A Pliocene Conquest #1 Conquest #2 Ticonderoga Development Constitution Development A' Conquest Ticonderoga This Area Intentionally Left Blank This Area Intentionally Left Blank This Area Intentionally Left Blank

Areas of Focus - 2005 International Growth AFRICA Equatorial Guinea Bioko Island Gabon Cameroon Atlantic Ocean WD: 250 ft. TD: 10,500 ft. P75 - P25: 22 - 105 MMboe Pg: 25% Updip Trap End 3-D Survey This Area Intentionally Left Blank

New Ventures Nigeria / Sao Tome JDZ Block 4 Prospects AFRICA Sweenies Mama Rosa Walton Cottage Larder Johnathan 70 - 190 MMboe 110 - 340 MMboe 85 - 185 MMboe 115 - 335 MMboe 80 - 245 MMboe 110 - 320 MMboe Blue River This Area Intentionally Left Blank

2005 Exploration Summary Performance Continues to Improve Shifting Portfolio to Greater Growth West Africa, Deepwater and International New Venture Programs are Key for Long-term Growth Opportunities Focus on Aggressively Building Portfolio Continual Learnings and Capability Improvement Maintain Discipline During 'the Good Times'

Dave Stover North America

North America Operations Rockies 206 MMBoe Proved (2004) 40 MBoepd Current Production Mid-continent 106 MMBoe Proved (2004) 23 MBoepd Current Production Southern 100 MMBoe Proved (2004) 47 MBoepd Current Production Net Acreage (12/31/04) Onshore Developed 714,166 Offshore Developed 314,827 1,028,993 Onshore Undev. 400,534 Offshore Undev. 522,222 922,756

A Stronger North America Organization

- **North America** — Dave Stover
  - **Rockies Region** — Ted Brown
    - Wattenberg B.U.
    - Rockies B.U.
  - **Mid-continent Region** — Andy Ashby
    - W. MidCon B.U.
    - E. MidCon B.U.
  - **Southern Region** — Rodney Cook
    - Onshore B.U.
    - Shelf B.U.
    - Deepwater B.U.
  - **Exploration/Exploitation** — Ted Price
  - **Operations Services** — Chip Rimer
    - Drilling
    - Purchasing
    - Major Projects
  - **Environmental Health & Safety** — Bob Bemis
    - EH&S
    - Regulatory
  - **Business Development** — Shawn Conner
    - Acquisitions
    - Divestitures
  - **Asset Development** — Don Shaw
    - Field Support
    - Unconventional Resources

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Additional Value Created from Enhanced North America Business More Aggressively Pursue Highest Return Programs Greater Technical Workforce to Draw Upon Significant Capital Availability Optimize Drilling and Supplier Services Extend POG's Expertise in Tight Gas Reservoirs to NBL Assets Significant Engineering and Operating Capabilities Expand Exploration Program to POG Asset Areas Systems and Resources Did Not Exist Within POG Focus North America Exploration on More Significant Opportunities Less Dependence for Near-term Production Key Basin Presence Facilitates Future Asset Expansions Selectively Increase Unconventional Resource Position Take Advantage of Completion Expertise

Diversifying Our Domestic Production Mix Shelf Gulf Coast Deepwater Rockies Wattenberg Mid-continent Pie Chart 0.24 0.13 0.04 0.06 0.3 0.23 Deepwater 4% Rockies 6% Shelf 24% MidCon 23% Gulf Coast 13% 1Q05 Pro Forma[1] Wattenberg 30% Shelf Gulf Coast Deepwater Rockies Wattenberg Mid-continent Pie Chart 0.17 0.1 0.19 0.08 0.26 0.2 2006E Deepwater 19% Rockies 8% Shelf 17% MidCon 20% Gulf Coast 10% Wattenberg 26% Shelf Gulf Coast Deepwater Rockies Mid-continent Pie Chart 0.54 0.22 0.05 0.07 0.12 Deepwater 5% Rockies 7% Shelf 54% MidCon 12% Gulf Coast 22% 2002 [1] 66% Natural Gas

Patina Production Growing in All Areas San Juan 0.17 W. MidCon 0.15 E. MidCon 0.06 Wattenburg 0.03 Central 0.02 Wattenberg Central E. MidCon San Juan W. MidCon 2% 3% 6% 15% 17% Current Production (Percent Growth Compared to 2004 Average)

Improving North America Controllable Costs With POG Portfolio $ / Boe 2003 2004 2004 Actual 4.4 4.5 4.1 LOE Pro Forma $ / Boe DD&A 2003 2004 2004 Actual 11.21 10.63 10 [1] Includes PPA Pro Forma [1]

North America Reserve Life Extended NBL 12/31/04 142 MMBoe 12/31/04 Pro Forma 412 MMBoe [1] Includes Wattenberg

Diversified Capital Program with Reduced Risk Onshore Deepwater Shelf Pie Chart 0.53 0.18 0.29 Onshore 53% 2002 Deepwater 18% Shelf 29% Southern Onshore Rockies Mid-Con Deepwater Shelf Pie Chart 0.14 0.28 0.19 0.3 0.09 Southern Onshore 14% 2005 Pro Forma Rockies[1] 28% MidCon 19% Deepwater 30% Shelf 9% Development Exploration Pie Chart 0.44 0.56 Development 44% Exploration 56% Development Exploration Pie Chart 0.8 0.2 Development 80% Exploration 20% [1] Includes Wattenberg

Rocky Mountain Region

Rocky Mountain Region Strategy Expanding in a Growth Area Actively Develop Substantial Wattenberg Inventory Optimize Bowdoin, Niobrara, and San Juan Developments Establish Piceance and Iron Horse Development Plans Pursue Additional Expansion Opportunities Bowdoin Dome Wind River Basin Washakie Basin Wattenberg DJ Basin NE Colo DJ Basin San Juan Basin Piceance Basin

Rocky Mountain Region 2005 Activity Summary Wattenberg 356 Codell Refracs and Trifracs 260 Niobrara Recompletions and Refracs 106 Codell New Drills 43 J-Sand Projects 215 Workovers and Other Recompletions San Juan 21 Mesaverde/Dakota Well Drilling Program 8 Fruitland Coal Well Drilling Program 28 Recompletions Niobrara 225 Well Drilling Program 3 New Compressors Gathering Line Acquisitions Bowdoin - 26 Well Drilling Program Piceance - 18 Well Drilling Program Iron Horse - 4 Drill Wells and 1 Recompletion Siberia Ridge - 9 Drill Wells Currently 6 Drilling Rigs and 26 Completion Units Active Bowdoin Dome Wind River Basin Washakie Basin Wattenberg DJ Basin NE Colo DJ Basin San Juan Basin Piceance Basin

DJ Basin - The Wattenberg Field Controlling a Large Resource Wattenberg Field One of the Ten Largest Gas Fields in US Over 500 MMBoe of Cumulative Production NBL Currently Largest Operator in Field Stable, Predictable, Long-lived Production Resources - 2004 157 MMBoe of Proven Reserves 73 Percent Developed 120 MMBoe Probable/possible 72 Percent Natural Gas Production - 1Q05 33 MBoepd 13 Year Reserve Life Control NBL Average WI: 94% 99 Percent Operated Leasehold 220,000 Net Acres Operations 3,500 Gross Wells 3 Drilling Rigs - 21 Workover / Service Rigs 18 Fracs / Week $1.65 / Boe LOE 2000 2001 2002 2003 2004 2005 Actual 19.6 23.5 28.4 31.9 32.6 Current 33.6 MBoepd Net Production

DJ Basin - The Wattenberg Field Multiple Long-life Resource Base Multiple Zones Up to Eight Productive Formations in 4500 ft. - Thick Section All Zones Can Be Drilled, Commingled and Produced from Single Wellbore Low Risk Development Opportunities Over 98% Historical Success Rate Over 8,700 Identified High-return Projects Major Proven Development Programs Codell Drilling, Refracs and Trifracs Niobrara Recompletions / Refracs J-Sand Drilling and Deepenings Further Exploitation Potential Dakota Shallow Sands (Sussex, Shannon, Parkman)

Codell, J Sand and Niobrara Programs Codell 2004 Program 334 Refracs 32 Trifacs 67 Wells Drilled 2005 Program 313 Refracs 43 Trifacs 106 Wells Planned J Sand Program 2004 Program 38 Wells Drilled 2005 Program 43 Wells Planned Niobrara 2004 Program 84 Completions 2005 Program 260 Completions Planned 2005 Program

Yuma County Niobrara Trend Organic Growth Development Shallow Gas (2,500 ft.) 375 Producing Wells YE04 275 NBL Operated NBL WI: 60-100% 225 Well Infill Program in 2005 160 NBL Operated Installing Additional Compression Expanded Gathering System Operations COLORADO 2004 Current 2.1 2.6 MBoepd Net Production

Developing Existing Operations Siberia Ridge Four Wells Drilled and Five Remaining for 2005 NBL WI: 75% Bowdoin Shallow Gas (1,900 ft.) Operate Over 800 Wells NBL Average WI: 66% 200+ PUD Locations as of YE04 Drilled 26 Wells to Date in 2005 Production Enhancement Opportunities San Juan 20,700 Net Acres 98% NBL Operated NBL Average WI: 78% ~ 200 Wells Opportunities in Multiple Horizons 2004 Current 3.3 3.9 MBoepd Net Production San Juan Bowdoin Siberia Ridge

Expanding New Plays Piceance Basin Williams Fork Tight Gas Play 6,800' Acres Acquired in 2004 NBL WI: 100% 3 Blocks Drilled 8 Wells to Date Currently Testing to Sales 2005: Additional 10 Wells Planned Iron Horse 27,000 Acre Block NBL Operated NBL Average WI: 55% Drilled Initial Test Well in 2003 Currently Producing 2 Wells from Lower Ft. Union 2005: Drill 2-3 Additional Wells Lance Depth Structure WYO MING WYOMING Piceance This Area Intentionally Left Blank

Mid-continent Region

Mid-continent Region Strategy Growing Inventory of Diverse Opportunities Expand and Accelerate Buffalo Wallow Development Prove Billy Rose Area Potential Continue Technology Driven Growth of S. Oklahoma Waterfloods Optimize Kansas and Illinois Performance Selectively Pursue Exploration Program Provide Operational Support for Unconventional Programs Anadarko & Ardmore- Marietta Basins Illinois Basin Central Kansas Uplift Anadarko Basin

Mid-continent Region 2005 Activity Summary Buffalo Wallow 53 Forty-Acre New Drills 21 Twenty-Acre New Drills Billy Rose - 7 Well Drilling Program S. Oklahoma Floods - 70 Well Drilling Program S. Oklahoma Exploration - Potential 8 Well Drilling Program Kansas - 4 Drill Wells and Polymer Program Illinois - 39 Well Drilling Program Currently 11 Drilling Rigs Active Anadarko & Ardmore- Marietta Basins Illinois Basin Central Kansas Uplift Anadarko Basin

Mid-continent Drilling Activity


Hemphill
St. Claire
Buffalo Wallow
5 Rigs
1 Rig
Eakley Weatherford
Billy Rose
South Thomas
Oklahoma
Franklin Unit
Santa Fe
S.W. Davis
Loco
Wildcat Jim
Milroy Deese
2 Rigs
Cottonwood Creek
1 Rig
Texas
Illinois
2 Rigs
Colborn
Clay City
New Harmony
Albion
Griffin
Walnut Grove
Dopita
Morel
Barry
Cooper
Bemis-Shutts
Herbert
Kansas
Hampton
Aldrich
West Hiss
Chase Silica
Bates
Anson SE

75

Western Mid-continent Fields and Formations 4,000 - 6,000 6,000 - 11,000 11,000 - 16,000 16,000 - 20,000 1H04 2H04 Current Boepd 9 11 12 Forecasted Mboe Texas Oklahoma Hemphill St. Claire South Thomas Elm Grove Buffalo Wallow Billy Rose Eakley Weatherford Net Production

Texas Panhandle Granite Wash Play Platform for Substantial Growth Buffalo Wallow NBL Average WI: 75% 123 Wells Drilled in 2-1/2 Years (to 5/1/05) 251 Additional Locations 96 PUD Locations 155 Probable Locations IP: 2.4 MMcfepd per Well Billy Rose - New Area NBL Average WI: 65% Approx. 10,000 Acres 5 Wells Producing Company Operated Granite Wash Producing Fields In Hemphill and Mendota This Area Intentionally Left Blank

Buffalo Wallow Four Year Drilling Inventory Year # of Wells 40 Acre # of Wells 20 Acre 2003 40 0 2004 52 8 2005 53 21 2006 + 49 151 2005 Wells Drilled 2005 Wells To Be Drilled 2006+ Drilling Program

Eastern Mid-continent Fields & Formations 0 - 1,200 1,200 - 6,000 6,000 - 10,000 Santa Fe Texas Oklahoma Milroy Deese Cottonwood Creek East Cumberland Wildcat Jim S.W. Davis Franklin Unit Loco 1H04 2H04 Current Boepd 4.8 5.2 5.5 Forecasted Mboe Net Production

Milroy Deese Unit - Central Oklahoma Typical Field Optimization Milroy Deese Unit 24 Development Wells Drilled in Past 1-1/2 Yrs NBL WI: 87% Optimize Waterflood 300% Increase in Daily Production Since Program Initiation "Deep Potential" to Be Investigated in 3rd Quarter Springer and Sycamore Other Mature Field Development Cottonwood Creek Bayou Unit Loco Santa Fe Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More Franklin Unit & More This Area Intentionally Left Blank

North Cruce Prospect Average Producing Well IP 300 Bopd 430 Mcfpd Hoxbar-Deese Horizon Potential Horizons Springer Cisco NBL WI: 57% Kelly #2 Kelly #1 Kelly #3 2N/6W 1 Mile North Cruce Prospect Area Producing Well Hoxbar-Deese Locations Springer Locations Seismic Area Stephens Co. Oklahoma

Central Kansas and Illinois Basin Fields Kansas Polymer Profile Treatments Recompletions and Workovers Illinois 2 Rig Drilling Program New Albany Shale Potential Shallow Coal Potential 1H04 2H04 Current Boepd 4.3 4.4 4.5 Forecasted Mboe Net Production Illinois New Harmony Clay City Walnut Grove Colborn Albion Griffin Morel Cooper Herbert Hampton Aldrich Kansas West Hiss Anson SE Bemis-Shutts Barry Chase Silica Bates Dopita

Unconventional Shale Acreage 3 Distinct Shale Plays 133,000 Net Acres / 300,000 Gross Acres On-going Leasing Program Multiple Objective Shallower Conventional Targets 2005 Testing Program 8 Pilot Wells Anticipated (NBL WI: 25-75%) 2 Wells Drilled to Date, Waiting on Completion 3 Wells Planned 3Q05 3 Wells Planned 4Q05

Southern Region

Southern Region Strategy Rapidly Growing with High Impact Complete Development of 3 Key Deepwater Projects Maintain Deepwater Exploration Exposure of 3 - 5 Significant Wells Per Year Continue Gulf Coast Emphasis on Impact Opportunities Develop Viosca Knoll Program Accelerate Highly Successful Shelf Workover Program Midland Basin Gulf Coast GOM Shelf Deepwater Delaware Basin North Louisiana Basin

Southern Region 2005 Activity Summary Deepwater 8 Blocks in Lease Sale Swordfish On Line Lorien Development 3 - 5 Exploration Wells Gulf Coast 38 Well Program 4 Deep, High-impact Wells GOM Shelf 5 - 6 Well Viosca Knoll Program 40+ Workover / Recompletions Currently 6 Rigs Active Midland Basin Gulf Coast GOM Shelf Deepwater Delaware Basin North Louisiana Basin

Gulf Coast - Focused Exploitation 2004 Production Increased Four Percent from 2003 Large Existing Prospect Inventory 11,700 Sq. Mi. 3D Database Competitive Advantage Leverage Value Technical and Operational Expertise 28,000 Net Acres Undeveloped Leasehold High Success Rate Multiple Play Types TX LA Duval Co. Yegua Trend Cochon Bay Prospect S. Lake Arthur Deep Prospect Great Scott Prospect Mitchell Bayou Prospect

Continued South Texas Exploitation Success Duval County, TX - Yegua Trend Amplitude Play on Proprietary 3D First Well Drilled 08/03 18 Wells Drilled To-Date, 83% Success Rate 3 Wells Drilled To-date in 2005, 100% Success Rate 4 Wells Planned in Remaining 2005 Program Additional 3D Area Shot Late 2004 With Drilling in 3Q05 NBL WI: 85 - 100% 08/01/2003 12/01/2003 05/01/2004 05/01/2005 Net Production 0 1 2 2.845 Trend 0 1000 2000 3000

Great Scott Prospect Lafayette Parish, Louisiana Recent Discovery - On Line May 1, 2005 Current Rate 15,300 Mcfpd and 700 Bcpd at 9,750 psi Expected Peak Rate 16,000 - 20,000 Mcfpd Resources P75 - P25: 20 - 30 Bcfe Drill Offset in 2005 NBL Duhon #1 LOUISIANA Objective: Homeseeker (Nonion Struma) Depth: 15,245 ft. CWC: $7.7MM NBL WI: 42% This Area Intentionally Left Blank

Shelf Program Focus on High Return Project Inventory Recent Success Workovers 35 Projects Since October 2004 $16MM $9MM Capital $7MM Expense IP 8,700 Boepd VK 113 - 7 MMcfpd Current Activity 32 Workovers Identified 20 Approved VK 4 - 5 Wells ST 195 Exploitation 3Q04 4Q04 1Q05 Base 27.5 25.4 21.5 Workovers 3.3 5.4 MBoepd Offshore Shelf Net Production

Viosca Knoll Area Tomcat MO 942/943/987 P75 - P25: 28 - 94 Bcfe Cadillac VK 251 P75 - P25: 103 - 541 Bcfe Strike Eagle VK 157/158 P75 - P25: 10 - 30 Bcfe Voodoo VK 341 P75 - P25: 14 - 51 Bcfe Warthog VK 4/65 P75 - P25: 14- 47 Bcfe VK 113 P75 - P25: 5 - 8 Bcfe CA MO James Lime 2005 Drilling NBL WI: 100% Cotton Valley 2005 Drilling NBL WI: 20% NBL Leases

WD: 105 ft. NBL WI: 100% NRI: 83.333% TVD: 7,450 ft. CWC: $4.7MM Turnkey P75 - P25: 2.3 - 8.0 Expected Flow Rate: 5 - 10 MMcfpd South Timbalier 195 Prospect A' A B-3 2-X sd. B-1 2-X Sd. A A' B-1 B-3 2-X Sand Amplitude Extraction 0-X ST 195 #B-3 Induction / D-N 2-X 1-X 69' NEG This Area Intentionally Left Blank This Area Intentionally Left Blank This Area Intentionally Left Blank

Deepwater Production Outlook 2005 2006 2007 Base 4 3 2 Swordfish 4 7 5 Lorien 9 13 Ticonderoga 5 8

962-1 M62 Oil. 917-1 M62 Oil & M64 Gas M64 Gas M64 Gas 961-1 M64 Gas MioceneTex W Swordfish Development Creating Deepwater Momentum Status Finishing Host Modifications Flow Line Installations Complete July 2005 - First Production WD: 4,500 ft. NBL WI: 60% MS AL Viosca Knoll Miss. Canyon Swordfish LA This Area Intentionally Left Blank

GC 199 -1st2 Ready for Completion GC 199-2st Drilling Lorien and Ticonderoga Fueling 2006 Growth Lorien (GC 199) Status Drilling Second Well Host Modifications Underway Flow Line in Fabrication Fall 2005 - Two Completions April 2006 - First Production WD: 2,200 ft. NBL WI: 60% Ticonderoga (GC 768) Status Summer 2005 - Drill #2 and Complete Two Wells 4Q 2005 - Subsea Installation Mid 2006 - First Production WD: 5200 ft. NBL WI: 50% Salt Weld Salt Salt Canopy Constitution GC 768 Ticonderoga Discovery GC 767 Conquest Green Canyon Area Lorien LA Ticonderoga This Area Intentionally Left Blank This Area Intentionally Left Blank

Deepwater Exploration Portfolio Providing High-impact Long-term Growth Slam Deep MC 849+ [1]

OCS CGOM Lease Sale 194 New Inventory Mississippi Canyon Green Canyon Garden Banks MS LA AL TX Lafayette Baton Rouge New Orleans Cimmaron MC 708 709 752 753 Awarded Raton MC 247 248 Awarded Shiprock VK 988 Awarded Pecos GC 240 Awarded New Prospects Producing Development Core Focus Area Active Prospects East Breaks

North America Summary An Expanding Business With Strong Returns Extensive and Diverse Long-term Project Inventory Mix of High Impact and Repeatable Opportunities Operational Control Provides Ability to Execute Program Rapidly Growing Production Profile Improving Unit Cost Profile Positioned for Expansion in Key U.S. Basins Selective Acquisition Program (Acreage and Property) Conventional, Tight Gas, and Unconventional Targets

Alan Bullington International

Major Projects Exceed Expectations West Africa Phase 2A Exceeding Forecast Continued Growth in Methanol Sales Leveraging Expertise for Future Exploration Block 'O' Well to Spud 3Q05 China Record Production Multi-year Expansion Plan Sustained Production Levels Israel Long-term Value Creation Extensive Infrastructure in Process Significant Sales Growth at Low Cost

International Builds Momentum Ecuador - 2004 Drilling Program Added Reserves Power Plant Fuel Supply Secure China - 2004 Drilling Program Increased Oil Production Equatorial Guinea Phase 2A Ramp-up Complete Phase 2B in Final Commissioning Methanol Generates Record Operating Income LNG Expansion to Add Production Israel - Production Grows as Markets Expand North Sea / China -- Development Opportunities

International Moving to the Next Phase Maximize Value from Current Asset Portfolio Complete Major Projects Pursue International Growth Leverage Existing Positions and Expertise to Gain New Opportunities New Ventures Program Showing Immediate Results Becoming a "Preferred Partner" Due to Reputation and Experience Exploration Focused on Significant Opportunities Manage Portfolio Risk

International Operating Highlights Reserves (YE04) 383 MMBoe 64% Natural Gas Oil Gas 60 40 Natural Gas 44% Crude Oil 56% Ecuador Israel EG North Sea Argentina China 8 19 42 14 7 10 Israel 19% North Sea 14% Equatorial Guinea 42% Argentina 7% China 10% Ecuador 8% Production (1Q05) 51.4 MBoepd Production 1Q05 20.4 Year Reserve Life

Expl Devl 14 86 Exploration 14% Development 86% 2005 International Capital Budget $203MM China Argentina Ecuador EG North Sea Israel 7 10 9 33 22 20 Equatorial Guinea 33% Ecuador 9% China 7% Israel 20% Argentina 10% North Sea 22%

Contributing To Noble Energy's Success 1999 2000 2001 2002 2003 2004 2000 2001 2002 2003 2004 1Q05 East 12 19 26 33 45 51 Proved Reserves Production

North Sea Important Producing Area With Growth Potential Core International Asset 19% of 2004 International Production 1Q05 Cash Flow[1] From North Sea Operations - $24.5MM Dumbarton Sanction Expected Mid-2005 Other Development Candidates Opportunities to Expand [1] Non-GAAP measure, see appendix. MacCulloch NBL: 6.5% Flyndre NBL: 22.5% Fiddich NBL: 10% Windermere NBL: 20% Malory NBL: 24% Norway 1/5a NBL: 15% Lancelot NBL: 2% Guinevere NBL: 25% DuMbarton NBL: 30% 16/11, 16 NBL: 30% 22/22b NBL: 30.5% 28/5a NBL: 76.75% 21/20b NBL: 50% 15/14, 15 NBL: 100% Hanze NBL: 15% Cook NBL: 12.88% UNITED KINGDOM Exploration Blocks Producing Fields Development Fields

North Sea Development Dumbarton Stand Alone Option Sanction Mid-2005 First Oil Mid-2007 Dumbarton MacCulloch KMG: OP NBL WI: 30% Potential Resources: 40-55 MMBbls

North Sea Development Potential Flyndre KMG: OP NBL WI: 22.5% Currently Evaluating Development Scenarios This Area Intentionally Left Blank

Israel – Significant Milestone Reached
Reliable Secure Energy For The Future

- **April 2005 Sales, 155 MMcfpd Gross**
- **Five Wells Capable of 100 MMcfpd Each**
- **Facilities Capacity 600 MMcfpd**
- **Natural Gas Rate Flexibility**
- **Low Cost Production (1Q05)**
  - **~$.48/Mcf DD&A**
  - **~$.36/Mcf Operating Costs**
- **Production Growth Awaiting Completion**
- **Over 1 Tcf Resources (NBL WI: 47%)**



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109

Natural Gas Sales Underway in Israel Significant Future Growth Potential IEC Contract 630 Bcf (170 MMcfpd) Ashdod 274 MMcfpd Peak (150 Avg.) Tel Aviv (2005) 100 MMcfpd Peak (50 Avg.) Hagit (2006) 170 MMcfpd Peak (75 Avg.) Bazan Refining Contract Ashdod 28 Bcf (Minimum) With Cogen Option 48 Bcf (Maximum) New Potential Customers Desalinization Plant* Dorad IPP 800 MW* AIPM Paper Mill* Ofer IPPs 800 MW Dead Sea Works Over 1 Tcf Resources NBL WI: 47%

China
Chengdaoxi Field Continued Production Growth


CHINA
Chengli
Beijing
Bo Hai
Cheng Dao Xi


Two 12 Slot Wellbays
New 12 Slot Wellbay
New 12 Slot Wellbay
Existing Platform A
Additional Water Injection Power Generator
Living Quarters
New Bridge Connected Structure for LQ
Expanded Living Quarters

- Southern Bohai Bay, Shallow Water
- Significant Contributor to International Production
  - 2004 3,884 Bopd, Net
  - 1Q05 5,323 Bopd, Net
- Horizontal Well Planned 3Q05
- 34 Percent Quarter on Quarter Production Growth

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111

Ecuador Natural Gas to Power Project 130 MW Capacity Low Cost Thermal Generator Growing Power Market 1Q05 Net Project Cash Flow[1] $14.5MM Total Cash Flow $6.55 Per Mcfe Improved Operating Margins Average Electricity Prices 2003 - $.077/Kwh 2004 - $.081/Kwh 1Q05 - $.103/Kwh [1] Non-GAAP Measure Phase 3 Third Turbine Phase 1 Simple Cycle Phase 2 Combined Cycle

Amistad Field New Drilling Program Adds Reserves C D G C 8 st 39.5 D 6, 7,11 79.4 G 12 13.7 132.6 Bcf Fault Block Wells Proved Reserves 01/01/05 More Than Ten Year Supply at Current Rates

Ecuador - Future Potential More Natural Gas To More Power 2004 Drilling Program - Extending Natural Gas Supply Well Into Next Decade Financial Impact - Improved Operating Income Power Concession for 30 Years Up to 312 MW Phase 2 - Combined Cycle Adds 95 MW Phase 3 - Third Turbine Adds 87 MW Future Exploration Potential

Equatorial Guinea Building a Solid Position Alba Field - A "World-class" Asset 2005 Program Ramp Up Phase 2A Completed Complete Phase 2B (2Q05) 1Q05 Net Methanol Cash Flow[1] $18.9MM $4.79 Per Mcfe One Billion BOE Gross Proved and Probable Resources New Exploration Opportunities Blocks 'O' & 'I' Noble Energy Technical Operator Three 3D Surveys Exist Multiple Prospects Test First Prospect 3Q05 (Block 'O') Prospects Up to and Exceeding 50 MMBoe [1] Non-GAAP measure, see appendix.

Equatorial Guinea Record Methanol Production Name Plate Capacity 2,500 Metric Tons Per Day Averaged 2,765 Metric Tons Per Day 1Q05 Strong Market for Methanol with Growing World Economy Methanol Prices Continue to Correlate with N.A. Natural Gas Prices Ten Percent Capacity Expansion Planned for Early 2006 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 Production Volume (MMetric Tons) 2328 620.8 2469.2 2482.8 2570.7 2679.9 2116.5 1758.4 2912.5 2557.6 2797.9 2939.6 2765.2 Name Plate Capacity

International Ventures Gaining Momentum Agreement to Obtain 15 Percent Option Interest in Block 4 Bid Submitted to Gain Additional Interest and Operatorship Leveraging International Expertise in West Africa and Deepwater Resource Potential >100 MMBoe West Africa JDZ

International Summary Successful Execution of Major Projects Extracting Value from Natural Gas in Remote Locations High-impact Exploration Opportunities Long-lived Production with Strong Margins Growing Cash Flows Proven Business Model to Take Advantage of New Opportunities

Summary Chuck Davidson

A Top Performer on the Fortune 1000 Mining and Crude Oil Production Industry [1] Annual EPS Growth (1994 - 2004) 1 57% Percent Change in Profits 3 321% Profits as a Percent of Stockholders Equity 4 23% Profits as a Percent of Assets 5 10% Profits as a Percent of Revenue 6 24% Total Return to Investors (2004) 8 39% Rank Amount [1] The mining and crude oil production industry includes 20 companies.

Creating A Highly Profitable Business Model Production Increase 2002 2003 2004 2005(E) 2006(E) 99 101 107 200-210 ~150 Managing Controllable Unit Costs 2003 2004 2005(E) 2006(E) DD&A 8.59 7.92 7.75 8.75 LOE 3.66 4.07 3.8 3.85 SG&A 1.56 1.52 1.55 1.27 3.71 4.07 3.65 - 3.95 3.70 - 4.00 1.56 1.52 1.45-1.65 1.20-1.35 5.27 5.59 5.10- 5.60 4.90- 5.35 LOE

Noble Energy Well-positioned to Become a Leader in Value Creation Significant Multi-year Growth From Diverse Sources Dramatically Improved Cost Structure North America Has Critical Mass and a Solid Growth Agenda Exploration Provides Exposure to Significant New Resources Now Capable of Pursuing a Full Suite of Global Opportunities

Appendix

1Q05 2004 2003 2002 Net Income $ 110.0 $ 328.7 $ 77.9 $ 17.7 DD&A 70.5 308.9 288.7 236.9 Power Project DD&A 4.3 19.6 27.1 8.5 Crude Oil and Natural Gas Exploration 23.7 117.0 148.8 150.7 Capitalized Interest (4.9) (13.4) (14.1) (16.3) Undistributed (Earnings)/Loss From Unconsol. Subs. (16.6) (69.1) (40.6) (9.5) Distribution from Unconsol. Subs. 19.0 66.4 46.1 23.2 DD&A - Discontinued Operations - - 28.8 48.5 Impairment of Operating Assets - 9.9 31.9 - Change in Accounting Principle, Net of Tax - - 5.8 - Deferred Income Tax Provision (Benefit) 11.1 25.5 (34.9) 17.3 Accretion of Asset Retirement Obligation 2.6 9.4 9.3 - Other 3.8 6.2 63.9 - Discretionary Cash Flow $ 223.5 $ 808.9 638.9 476.8 Adjustments to Reconcile: Working Capital (15.5) (32.7) (26.1) 58.9 Cash Exploration Costs (9.9) (51.5) (51.8) (48.1) Capitalized Interest 4.9 13.4 14.1 16.3 Deferred Tax, Misc. Credits and Other (0.7) (37.8) 2.9 (5.5) Net Cash Provided By Operating Activities $ 202.3 $ 700.3 578.0 5.9 [1] Disclosure & Reconciliation of Non-GAAP Measures Discretionary Cash Flow $MM [1] Return of capital unconsolidated sub.

(1) Discretionary cash flow is a forward-looking non-GAAP financial measure. The GAAP measure most comparable to discretionary cash flow is net cash provided by operating activities (net operating cash). Net operating cash is not accessible on a forward-looking basis and reconciling information is not available without unreasonable effort. The reconciling information that is unavailable would include a forward-looking balance sheet prepared in accordance with GAAP. The probable significance of having a forward-looking GAAP balance sheet is estimated to be a variance of plus or minus 10 percent of the forward-looking discretionary cash flow in this presentation. The table above reconciles cash flow to net cash flow provided by operating activities. While discretionary cash flow is not a GAAP measure of financial performance, management believes it is a good tool for internal use and the investment community in evaluating the company's overall financial performance. Among management, professional research analysts, portfolio managers and investors following the crude oil and natural gas industry, discretionary cash flow is broadly used as an indicator of a company's ability to fund exploration and production activities and meet financial obligations. Discretionary cash flow is also commonly used as a basis to value and compare companies in the crude oil and natural gas industry. Disclosure & Reconciliation of Non-GAAP Measures Discretionary Cash Flow

Cash Flow From Power Operations [1] $ 14.5 Less: DD&A - Plant 1.1 DD&A - Field 3.2 Operating Income $ 10.2 [1] The table above reconciles cash flow from power operations to operating income. While cash flow from operations is not a GAAP measure of financial performance, management believes it is a good tool for internal use and the investment community in evaluating the company's overall financial performance. Among management, professional research analysts, portfolio managers and investors, cash flow from operations is broadly used as an indicator of a company's ability to fund business activities and meet financial obligations. Cash flow from operations is also commonly used as a basis to value and compare companies. Disclosure & Reconciliation of Non-GAAP Measures Cash Flow From Power Operations - Ecuador 1Q05 ($MM)

Cash Flow From Methanol Operations [1] $ 19.9 $ 49.4 Less: DD&A and Accretion 2.3 5.5 Exploration Expense - 1.4 Natural Gas Sales 1.0 (1.0) Income from Unconsol. Subs. - (16.6) Operating Income $ 16.6 $ 60.1 [1] The table above reconciles cash flow from methanol operations to operating income. While cash flow from operations is not a GAAP measure of financial performance, management believes it is a good tool for internal use and the investment community in evaluating the company's overall financial performance. Among management, professional research analysts, portfolio managers and investors, cash flow from operations is broadly used as an indicator of a company's ability to fund business activities and meet financial obligations. Cash flow from operations is also commonly used as a basis to value and compare companies. Disclosure & Reconciliation of Non-GAAP Measures Cash Flow - Equatorial Guinea Field Operations ($MM) Methanol Operations ($MM) 1Q05

Cash Flow From North Sea Operations [1] $ 24.5 Less: DD&A and Accretion of ARO 3.1 Exploration Expense 1.7 Operating Income $ 19.7 [1] The table above reconciles cash flow from North Sea operations to operating income. While cash flow from operations is not a GAAP measure of financial performance, management believes it is a good tool for internal use and the investment community in evaluating the company's overall financial performance. Among management, professional research analysts, portfolio managers and investors, cash flow from operations is broadly used as an indicator of a company's ability to fund business activities and meet financial obligations. Cash flow from operations is also commonly used as a basis to value and compare companies. Disclosure & Reconciliation of Non-GAAP Measures Cash Flow From North Sea Operations 1Q05 ($MM)

Hedge Positions - Crude Oil 1Q05 2-way Collar 15,788 WTI 30.68 - 40.47 2Q05 2-way Collar 15,250 WTI 30.67 - 38.95 3Q05 2-way Collar 15,745 WTI 31.38 - 42.11 4Q05 2-way Collar 15,295 WTI 30.67 - 42.18 1Q05 2-way Collar 5,000 Brent 37.50 - 50.50 2Q05 2-way Collar 5,000 Brent 32.50 - 56.50 3Q05 2-way Collar 5,000 Brent 32.50 - 52.80 4Q05 2-way Collar 5,000 Brent 32.50 - 49.50 May-Dec 2005 Swaps 13,100 Brent 39.62 1Q06 2-way Collar 3,966 WTI 29.00 - 35.50 2Q06 2-way Collar 3,558 WTI 29.00 - 34.30 FY 2006 Swaps 16,600 WTI 40.47 FY 2007 Swaps 17,100 WTI 39.19 FY 2008 Swaps 16,500 WTI 38.23 Production Instrument Volumes Avg. Price Period Type (Bpd) Index ($ Per Bbl)

Hedge Positions - Natural Gas 1Q05 2-way Collar 95,000 5.24 - 8.57 2Q05 2-way Collar 75,000 5.00 - 7.46 3Q05 2-way Collar 75,000 5.00 - 7.38 4Q05 2-way Collar 75,000 5.00 - 7.66 May-Dec 2005 Swaps 130,000 6.76 1Q06 2-way Collar 15,000 5.00 - 8.00 FY 2006 Swaps 170,000 6.49 FY 2007 Swaps 170,000 6.04 FY 2008 Swaps 170,000 5.67 Production Instrument Volumes Avg. Price* Period Type (Mcfpd) ($ Per MMBTU)